UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________________________
FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2020
_______________________________________________________
The Simply Good Foods Company
(Exact name of registrant as specified in its charter)
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Delaware	001-38115	82-1038121
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1225 17th Street, Suite 1000
Denver, CO 80202
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 633-2840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMPL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 22, 2020, The Simply Good Foods Company (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) in Naples, Florida. At the Annual Meeting, stockholders present in person or by proxy voted on the matters described below. The final voting results of the matters submitted to a vote of the stockholders were as follows:

Proposal 1. Election of Class III directors to serve until the 2023 annual meeting of stockholders and thereafter until their successors are duly elected and qualified:

Name of Nominee	For	Withheld	Broker Non-Votes
James M. Kilts	76,604,785	5,937,743	4,747,746
David J. West	81,674,996	867,532	4,747,746
Michelle P. Goolsby	81,926,190	616,338	4,747,746
Brian K. Ratzan	81,674,995	867,533	4,747,746

Proposal 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year:

For	Against	Abstain	Broker Non-Votes
87,089,672	186,471	14,131	0

Proposal 3. The advisory vote to approve the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
81,331,869	1,192,113	18,546	4,747,746

Proposal 4. The advisory vote on the frequency of future advisory votes to approve the compensation of the Company's named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
81,091,526	7,566	1,428,090	15,346	4,747,746

Proposal 5. To approve an amendment of the Amended and Restated Certificate of Incorporation (the “Certificate”) to declassify the Board of Directors:

For	Against	Abstain	Broker Non-Votes
82,520,101	4,065	18,362	4,747,746

Proposal 6. To approve an amendment of the Company’s Certificate to eliminate the supermajority voting requirements:

For	Against	Abstain	Broker Non-Votes
82,518,653	6,957	16,918	4,747,746

On January 27, 2020, the Company filed a Second Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware to effect the amendments approved by the Company’s stockholders at the Annual Meeting. A summary of the material terms of the amendments included in the Restated Certificate are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on December 10, 2019 (the “Proxy Statement”). The summary of the amendments included in the Restated Certificate set forth in the Proxy Statement are qualified in their entirety by reference to the full text of the Restated Certificate, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated herein by reference.

As indicated above, approximately 98.3% of the votes cast by stockholders were voted, on an advisory basis, in favor of holding an advisory vote to approve the compensation of the Company’s named executive officers every year. In light of these results, the Company determined that it will hold an advisory vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers, or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation of The Simply Good Foods Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 27, 2020	By:	/s/ Todd E. Cunfer
		Name:	Todd E. Cunfer
		Title:	Chief Financial Officer
(Principal Financial Officer)